American Fidelity Assurance Company and American Fidelity Separate Account C (File No. 811-21313) hereby incorporate by reference the annual reports for the underlying funds below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”).

Filer/Entity:	American Funds Insurance Series®
Fund/Portfolio Name: Blue Chip Income and Growth Fund
Fund/Portfolio Name: International Fund
File #:	811-03857
CIK#	0000729528
Accession:	0000925950-20-000022
Date of Filing:	03/2/2020

Filer/Entity:	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
File #:	811-07044
CIK#	0000890064
Accession #:	0000890064-20-000001
Date of Filing:	02/11/2020

Filer/Entity:	BNY Mellon Stock Index Fund, Inc.
File #:	811-05719
CIK #:	0000846800
Accession #:	0000846800-20-000001
Date of Filing:	02/12/2020

Filer/Entity:	BNY Mellon Variable Investment Fund
Fund/Portfolio Name: Opportunistic Small Cap Portfolio
File #:	811-05125
CIK#	0000813383
Accession #:	0000813383-20-000001
Date of Filing:	02/12/2020

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio with underlying Equity Index Portfolio
File #:	811-05962
CIK #:	0000857490
Accession #:	0001104659-20-027810
Date of Filing:	3/2/2020

These annual reports are for the period ended December 31, 2019 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.